UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):        March 7, 2003

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

                                       Minnesota                                                       0-13721                                                     41-1524393

                         (State or other jurisdiction                                     (Commission                                                (IRS Employer

                                 of incorporation)                                              File Number)                                         Identification Number)

221 East Hickory Street, P.O. Box 3248, Mankato, MN                                                   56002-3248

(Address of principal executive offices)                                                                                   (Zip code)

Registrant’s telephone number including area code                                                           (800) 326-5789

ITEM 5. OTHER EVENTS.

        On March 7, 2003, HickoryTech Corporation mailed the following communication to shareholders, which contains the Chairman’s and President’s letters to the shareholders.  The document is filed herewith as Exhibit 99.1.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date:       March 7, 2003

HICKORY TECH CORPORATION

By	/s/ John E. Duffy
John E. Duffy
Chief Executive Officer

By	/s/ David A. Christensen
David A. Christensen
Chief Financial Officer